Exhibit 10.27

FORM OF
SUBSCRIPTION AGREEMENT

Smart Online, Inc.
2530 Meridian Parkway
2nd Floor
Durham, North Carolina 27713
Attention: Michael Nouri

Gentlemen:

(1)    Pursuant to prior understandings and discussions, the undersigned (“Subscriber”) hereby agrees to purchase from Smart Online, a Delaware corporation (the “Company”), for a purchase price of Five Dollars and Fifty Cents ($5.50) per share the number of shares of Common Stock, par value $0.001 per share (“Common Stock”) set forth on the signature page of this Agreement. (The Common Stock is sometimes hereinafter referred to collectively as the “Securities.”) Subscriber hereby acknowledges (i) that this subscription shall not be deemed to have been accepted by the Company until the Company indicates its acceptance by returning to Subscriber an executed copy of this subscription, and (ii) that acceptance by the Company of this subscription is conditioned upon the information and representations of Subscriber hereunder being complete, true and correct as of the date of this subscription and as of the date of closing of sale of the Securities to Subscriber. As a condition to Subscriber’s purchase of the Securities pursuant to this Agreement, Subscriber and the Company will execute and deliver to one another a copy of the Registration Rights Agreement in substantially the form attached hereto as Appendix A (the “Registration Rights Agreement”) and a Dribble Out Agreement in the form attached hereto as Appendix B (the “Dribble Out Agreement”).

(2)    Until actual delivery of the purchase price to the Company and acceptance by the Company of the purchase price and this Subscription Agreement, the Company shall have no obligation to Subscriber. The Company may revoke a prior acceptance of this Subscription Agreement at any time prior to delivery to and acceptance by the Company of the purchase price for the Securities.

(3)    Subscriber hereby represents and warrants to the Company as follows:

(a)    Disclosure. Subscriber has carefully reviewed the Summary Private Placement Memorandum and Draft Registration Statement, including financial information, provided by the Company, including all risk factors, and fully understands all risks associated with investment in the Company, including, without limitation, the risks posed by prior disclosures made by the company to its shareholders and investors in connection with a reorganization and private placement, and the remedies such shareholders have, including the company’s planned rescission offer.

(b)    Authorization. Subscriber has full power and authority to enter into this Agreement. This Agreement constitutes Subscriber’s valid and legally binding obligation, enforceable in accordance with its terms except as limited by (i) applicable bankruptcy, insolvency, receivership, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, and (ii) general principals of equity, the application of which may deny the Company the right to specific performance, injunctive relief and other equitable remedies.

(c)    Experience. Subscriber is experienced in evaluating and investing in private placement transactions of securities of technology companies such as the Company, has such knowledge and experience in financial and business matters that Subscriber is capable of evaluating the merits and risks of Subscriber’s investment in the Securities, is able to bear the economic risk of the investment and is prepared to hold the shares for an indefinite period of time.

(d)    Investment. Subscriber is acquiring the Securities for investment for Subscriber’s own account and not with a view to, or for resale in connection with, any distribution thereof, and Subscriber has no present intention of selling or distributing the Securities. Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or to any third person with respect to any of the Securities other than as set forth in this Agreement. Subscriber understands that the Securities to be purchased by Subscriber have not been registered under the Securities Act of 1933, as amended (the “Act”) by reason of a specific exemption from the registration provisions of the Act which depends upon, among other things, the bona fide nature of the investment intent as expressed herein.

(e)    Reliance Upon Subscriber Representations. Subscriber understands that the Securities are not registered under the Act on the grounds that the sale provided for in this Agreement and the issuance of Securities hereunder is being made in reliance upon an exemption from the registration requirements of the Act pursuant to Section 4(2) thereof as a transaction by an issuer of Securities not involving a public offering or pursuant to Section 4(6) thereof as a transaction by an issuer of securities solely to accredited investors, and is similarly exempt under applicable state securities laws, and that the Company’s reliance on such exemption is predicated on Subscriber’s representations as set forth in this Agreement.

(f)    Restricted Securities. Subscriber acknowledges that the Securities have not been registered under the Act or any applicable state securities law and that the Securities may not be sold, assigned, pledged, hypothecated or transferred, unless there exists an effective registration statement therefor under the Act and all applicable state securities laws or the Company has received an opinion of counsel, reasonably acceptable to counsel for the Company, or other reasonable assurances, that such sale, assignment, pledge, hypothecation or transfer is exempt from registration. Subscriber understands that in the absence of an effective registration statement covering the Securities or an exemption therefrom under the Act and all applicable state securities laws, the Securities must be held indefinitely. In particular, Subscriber is aware that the Securities may not be sold pursuant to Rule 144 promulgated under the Act, unless all conditions of Rule 144 are met. Among the conditions for the use of Rule 144 may be the availability of current and adequate information to the public about the Company. Such information is not now available and, except as set forth in the Registration Rights Agreement, the Company has no obligation to make such information available. Notwithstanding the foregoing, no opinion of counsel shall be required by the Company in connection with the transfer of the Securities to an entity that is a direct or indirect wholly-owned subsidiary of Subscriber.

(g)    Legends.

(i)    Each certificate representing the Securities shall, in addition to any legends required elsewhere, bear the following legend as appropriate for stock certificates and warrant agreements:

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR TRANSFERRED UNLESS THERE EXISTS AN EFFECTIVE REGISTRATION STATEMENT THEREFOR UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ALL APPLICABLE STATE SECURITIES LAWS OR THE ISSUER HEREOF HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY SATISFACTORY TO COUNSEL OF THE ISSUER, THAT SUCH SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR TRANSFER IS EXEMPT FROM REGISTRATION.

(ii)    Each certificate representing Securities shall also bear any legend required by any applicable state securities law or by any other agreement to which the holder thereof is a party or by which the holder thereof is bound.

(h)    No Public Market. Subscriber understands that no public market now exists for any of the securities issued by the Company and that it is uncertain whether a public market will ever exist for the Securities.

(i)     Access to Information. Subscriber has received all information that Subscriber considers necessary or appropriate for deciding whether to purchase Securities. Subscriber has had an opportunity to ask questions and receive answers from the Company’s management regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company and to obtain additional information from the Company (to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to Subscriber or to which Subscriber had access.

(j)    Accredited Investor. Subscriber recognizes it is important under the Act and state securities law that the Company determine if potential investors are “accredited investors,” as defined in Appendix C attached hereto. Subscriber represents that Subscriber is an “accredited investor” by reason of the following: _________________________________________ (Insert Item Number from Appendix C). Subscriber further represents that Subscriber is a citizen of the state of _______________. Subscriber is not a resident of any other jurisdiction.

(4)    The representations, warranties, understandings, acknowledgments and agreements in this Agreement are true and accurate as of the date hereof, shall be true and accurate as of the date of the acceptance hereof by the Company and shall survive thereafter.

(5)    This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, as such laws are applied by Delaware courts to agreements entered into and to be performed in Delaware, and shall be binding upon Subscriber, the Subscriber’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.

(6)    Subscriber agrees not to transfer or assign this Agreement, or any of Subscriber’s interest herein, without the express written consent of the Company.

(7)    This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous representations, warranties, agreements and understandings in connection therewith. This Agreement may be amended only by a writing executed by all parties hereto. This Agreement may be executed in one or more counterparts.

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IN WITNESS WHEREOF, Subscriber has executed this Subscription Agreement this ____ day of ___________, 2005.

SUBSCRIPTION

Number of Shares of Common Stock

Total payment enclosed

__________________________________
By:

Address: ____________________________

____________________________

_______________________
Social Security Number

ACCEPTANCE

The foregoing Subscription Agreement is accepted on this the ____ day of ____________, 2005.

SMART ONLINE, INC.

By: ___________________________
Michael Nouri, President

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